EXHIBIT 32.1

National Rural Utilities Cooperative Finance Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	I am the Chief Executive Officer of National Rural Utilities Cooperative Finance Corporation ("CFC").

2.	To the best of my knowledge:

(A)

The Rural Electric Cooperative Grantor Trust (Soyland) 1993-B2's March 31, 2003 Form 10-K filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

	(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Rural Electric Cooperative Grantor Trust (Soyland) 1993-B2.

Dated: March 29, 2004

By:	/s/ SHELDON C. PETERSEN
Sheldon C. Petersen
Chief Executive Officer